U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A
                               (Amendment No. 3)


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 27, 2002


                       DIAMOND HITTS PRODUCTION, INC.
          (Exact name of registrant as specified in its charter)

                                  Nevada
      (State or jurisdiction of incorporation or organization)

                                  0-26668
                         (Commission File Number)

                                 65-0036344
                  (I.R.S. Employer Identification Number)

5735G Santa Ana Canyon  Road, #243, Anaheim Hills, California       92807
           (Address of principal executive offices)             (Zip Code)

              Registrant's telephone number:  (888) 522-4597

              92 Corporate Park, Suite C-802, Irvine, CA 92606
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on February 27, 2002, the independent accountants who were previously engaged as the principal accountants to audit the Registrant's financial statements, L.L. Bradford & Company, was dismissed. This dismissal was approved by the Board of Directors. This firm never performed any auditing functions for the Registrant.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Since this firm never performed any auditing functions, there were "no reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountants' dismissal.

(b)  Effective on March 4, 2002, the firm of Henry Schiffer,
C.P.A was engaged to serve as the new principal accountant to audit the Registrant's financial statements. The decision to retain this firm was approved by the Board of Directors. During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Registrant has reached an accord with Philatelic Holdings, Ltd. and Peter Lazar, as an individual, for the delivery of approximately 670 lbs. of postage stamps. Philatelic Holdings and Lazar had previously asserted a claim of ownership of the stamps, which claim the Registrant has disputed. Under the terms of the accord, the parties will execute a release of the other party from any claims arising out of ownership of the stamps. The Registrant will bear the cost of the shipment of the stamps to a secure storage facility.

Management of the Registrant is informed and believes that these stamps are of foreign issue, and further that the stamps may have some philatelic value, however this may not be true. These stamps may have little or no value and any valuation of the stamps at this time would be entirely speculative. The Registrant intends to have the stamps inspected upon the arrival at the storage facility, and further intends to have some manner of appraisal or valuation in due course.

                                   SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       Diamond Hitts Production, Inc.



Dated: June 20, 2002                   By: /s/  Mark Crist
                                       Mark Crist, President

EXHIBIT INDEX

Number                          Exhibit Description

16    Letter on Change in Certifying Accountant (see below).